SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ___)

        Filed by the Registrant                        [X]
        Filed by a Party other than the Registrant     [ ]

                           Check the appropriate box:

        [ ] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
        [X] Definitive Proxy Statement
        [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               Rehabilicare Inc.
                (Name of Registrant as Specified in its Charter)

                                 [Insert Name]
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction :


     (5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


     (2)  Form, Schedule or Registration Statement No.:


     (3)  Filing Party:


     (4)  Date Filed:



                               REHABILICARE INC.
                               1811 OLD HIGHWAY 8
                             NEW BRIGHTON, MN 55112


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 16, 1995



                     TO SHAREHOLDERS OF REHABILICARE INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of Rehabilicare Inc (the "Company") will be held on Thursday, November 16, 1995 at the Crowne Plaza, 618 South Seventh Street, Minneapolis, MN 55403 at 10:00 a.m., central time, for the following purposes:

     1. To elect a Board of six directors to serve for the ensuing year and until their successors are elected;

     2. To ratify the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending June 30, 1996;

     3. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

     Only holders of record of Rehabilicare common stock at the close of business on September 13, 1995 will be entitled to receive notice of and to vote at the meeting or any adjournment thereof.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                                     BY ORDER OF THE BOARD OF DIRECTORS




                                     William R. Hibbs
                                     Secretary

Dated:  October 10, 1995





                               REHABILICARE INC.
                               1811 OLD HIGHWAY 8
                             NEW BRIGHTON, MN 55112


                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 16, 1995



     This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Rehabilicare Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on November 16, 1995 at 10:00 a.m., central standard time, at the Crowne Plaza, 618 South Second Street, Minneapolis, MN 55403, and at any adjournment thereof, for the purpose set forth in the Notice of Annual Meeting of Shareholders. Shares of the Company's common stock, $.10 par value (the "Common Stock"), represented by proxies in the form solicited will be voted in the manner directed by a shareholder. If no direction is made, the proxy will be voted for the election of the nominees for director named in this Proxy Statement and for the other proposal discussed herein. Proxies may be revoked at any time before being exercised by delivery to the Secretary of the Company of a written notice of termination of the proxy's authority or a duly executed proxy bearing a later date. This Proxy Statement and the form of proxy enclosed are being mailed to shareholders commencing on or about October 10, 1995.

     Only the holders of the Company's Common Stock whose names appear of record on the Company's books at the close of business on September 13, 1995 will be entitled to vote at the Annual Meeting. At the close of business on September 13, 1995 a total of 4,629,415 shares of Common Stock were outstanding, each share being entitled to one vote.

     Shares voted as abstentions on any matter (or a "withhold vote for" as to directors) will be counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. If a broker submits a proxy that indicated the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters.

     Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, telecopy or in person.

     As far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the Annual Meeting. In the event that other matters properly come before the Annual Meeting calling for a vote of the shareholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgement on such other matters.

     A copy of the Company's Annual Report for the year ending June 30, 1995 is being furnished to each shareholder with this Proxy Statement.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of September 13, 1995, certain information with respect to beneficial ownership of the Company's Common Stock as to (i) each person or entity known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each director of the Company; (iii) each executive officer of the Company named in the Summary Compensation Table; and (iv) all executive officers and directors as a group. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

                                          Shares
                                       Beneficially
                                         Owned (1)       Percent Owned

        Heartland Advisors, Inc          505,000             10.9%
        790 North Milwaukee Street
        Milwaukee, WI  53202

        Anthony Gette and                392,002 (2)          8.4%
        Mentor Corporation
        5425 Hollister Ave
        Santa Barbara, CA 93111

        Robert K. Anderson               360,660              7.8%
        c/o Valleylab, Inc.
        5920 Longbow Drive
        Boulder, CO 80391

        First Bank System, Inc.          341,550              7.4%
        601 Second Avenue South
        Minneapolis, MN  55402

        Robert E. Buuck                  272,500 (3)          5.9%
        Opus Center, Suite 421
        9900 Bren Road East
        Minneapolis, MN 55343

        Robert C. Wingrove               195,219              4.1%

        David B. Kaysen                  108,167              2.3%

        William R. Hibbs                  81,499              1.8%

        Donn O. Berkeland                 18,000               *

        All Directors and Officers
        as a group (8 persons)         1,195,062             24.4%

*    Less than 1%

(1) Includes for Mr. Gette, Mr. Anderson, Mr. Wingrove, Mr. Kaysen, Mr. Hibbs, Mr. Berkeland and all directors and officers as a group, 12,500 shares, 12,500 shares, 78,000 shares, 98,000 shares, 12,500 shares, 18,000 shares and 266,500 shares, respectively, which can be purchased by exercise of options which become exercisable within 60 days.

(2) Includes 77,502 shares held by or available for purchase by exercise of currently exercisable options held by Mr. Gette, President of Mentor Corporation and 314,500 shares held by such corporation.

(3) Includes 187,500 shares held by the Buuck Family Partnership of which Mr. Buuck is the trustee.


ELECTION OF DIRECTORS

     The Board of Directors has determined that six directors shall be elected for the coming year. Each director shall be elected at the Annual Meeting for a term of one year and until his successor is elected and qualified. The Board of Directors recommends that the shareholders elect the nominees named below as Directors of the Company for the ensuing year. It is intended that the persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election as directors of the nominees named below, unless otherwise directed. Each nominee has indicated a willingness to serve, but in case any nominee is not a candidate at the meeting, for reasons not known to the Company, the proxies named in the enclosed form of proxy may vote for a substitute nominee at their discretion. Information regarding the nominees is set forth below:

                                                                 Principal occupation and
     Name                    Age     Director since      business experience for past five years

     Robert C. Wingrove      63      June 1972       Chairman of the Board of the Company since 1984;
                                                     Chief Technical Officer of the Company since 1990

     Robert K. Anderson      59      December 1981   Chairman of Valleylab, Inc. (manufacturer of
                                                     surgical products) since 1970 and President,
                                                     Health Care Ventures Inc.

     Anthony R. Gette        40      November 1987   President and Chief Operating Officer of Mentor
                                                     Corporation (manufacturer of implantable devices
                                                     and disposable products for hospital and home
                                                     health care) since April 1987

     William R. Hibbs        52      August 1989     Partner with the Dorsey & Whitney law firm
                                                     (counsel to the Company) since 1974

     David B. Kaysen         46      March 1992      President and Chief Executive Officer of
                                                     the Company since March 1992; from November
                                                     1990 to March 1992, Vice President of Emeritus
                                                     Corp. (a software manufacturer marketing to the
                                                     nursing home industry); from December 1989 to
                                                     November 1990, Vice President of Sales/Marketing
                                                     of Lectec/NDM (a manufacturer of disposable
                                                     monitoring and diagnostic electrodes); from April
                                                     1988 to December 1989, President and Chief Executive
                                                     Officer of Surgidyne, Inc. (a manufacturer of
                                                     surgical wound drainage products)

     Donn O. Berkeland       37      June 1992       Founder, President and Chief Executive Officer of
                                                     Two Rivers Center, Inc. (an out-patient physical
                                                     therapy and sports medicine clinic located in Coon
                                                     Rapids, Minnesota) since 1981


     THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED FOR THE ELECTION OF EACH DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE.

MEETINGS OF THE BOARD AND CERTAIN COMMITTEES

     During fiscal 1995, the Board of Directors maintained an Audit Committee, comprised of Messrs. Gette and Hibbs, and a Compensation Committee, comprised of Messrs. Gette and Anderson. Each of these committees met once during the fiscal year. The Audit Committee reviews and makes recommendations to the Board of Directors with respect to designated matters. The Compensation Committee considers and makes recommendations with respect to compensation of officers of the Company (including salaries and incentive compensation). There is no standing nominating committee.

     During fiscal year ended June 30, 1995, the Board of Directors held seven meetings. Each incumbent Director attended at least 75% of all meetings of the Board while he was serving on the Board and all meetings of any committee of the Board on which he served.


                               EXECUTIVE OFFICERS

        Name                    Age     Position

        Robert C. Wingrove      63      Chief Technical Officer

        David B. Kaysen         46      Chief Executive Officer

        Alan E. Fleischauer     42      Vice President - Sales and Marketing

        W. Glen Winchell        48      Vice President - Finance and
                                        Chief Financial Officer

     See the biographical information on Messrs. Wingrove and Kaysen under "Election of Directors."

     Alan E. Fleischauer started with the Company as Vice President of Sales and Marketing in January 1995. From January 1992 to March 1994, he was a Vice President of M&I Capital Markets, the investment banking arm of Marshal and Ilsley Bank Corporation. He was a Vice President of First Bank Systems from January 1991 to November 1991. From January 1985 to January 1991, he held various management positions as IDS/American Express, most recently as Vice President of Institutional Trust.

     W. Glen Winchell started with the Company as Vice President of Finance and Chief Financial Officer in September 1993. From December 1990 to September 1993, he was self-employed as a financial consultant and owner/operator of several small retail businesses. From October 1988 to December 1990, he was Chairman and Chief Executive Officer of Braxton Industries, Inc., a provider of waste management and alternative fuel production services.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Alan Fleischauer, the Company's new Vice President of Sales and Marketing, filed late his initial report of beneficial ownership (which reported no ownership of securities). In addition, certain of the Company's officers and directors filed late their reports on Form 5 reporting receipt or exercise of stock benefits under employee benefit plans, including for Mr. Gette the exercise of one option and the expiration of one option, for Mr. Anderson the exercise of one option and the expiration of one option, for Mr. Hibbs the exercise of one option, for Mr. Kaysen the grant of an option and receipt of shares under the employee stock purchase plan, for Mr. Winchell the grant of an option and the receipt of shares under the employee stock purchase plan, and for Mr. Wingrove the grant of an option. The Company believes that, except with respect to the forgoing reports, its executive officers and directors complied with all applicable Section 16(a) filing requirements during and with respect to the fiscal year ended June 30, 1995.

EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation awarded to or earned by the Chief Executive Officer of the Company and each executive officer of the Company who earned salary and bonus in excess of $100,000 during the fiscal year ended June 30, 1995.

                           SUMMARY COMPENSATION TABLE

        Name and                                           Long-Term   All Other
        Principal                     Annual Compensation Compensation  Compen-
        Position             Year     Salary    Bonus        Options   sation(1)

        David B. Kaysen      1995    $141,659         -     15,000      $420
        Chief Executive      1994     121,950   $15,400     15,000       500
        Officer              1993     113,070    47,220          -       250

        Robert C. Wingrove   1995    $115,500         -     15,000      $524
        Chief Technical      1994     110,500   $13,000     10,000       500
        Officer              1993     104,440    36,892          -       500

(1) Represents, for both Mr. Kaysen and Mr. Wingrove, Company contributions to a 401(k) plan.

     The following table sets forth information relating to options granted during the twelve months ended June 30, 1995 to the executive officers listed in the Summary Compensation Table:

                          OPTION GRANTS IN FISCAL 1995

                                        % of Total
                              Number      Options
                            of Shares    Granted to
                            Underlying   Employees      Exercise      Expiration
        Name                 Options   in Fiscal Year    Price          Date

        Mr. Kaysen           15,000        13.0%         $1.875        8/10/99

        Mr. Wingrove         15,000        13.0%         $1.875        8/10/99

     The following table summarizes the value of options held at the end of fiscal 1994 by the executive officers named in the Summary Compensation Table. Neither of the executive officers named in the Summary Compensation Table exercised any options during fiscal 1995.

  AGGREGATED OPTION EXERCISES IN FISCAL 1995 AND FISCAL YEAR-END OPTION VALUE

                        Number of Unexercised           Value of Unexercised
                          Options at End of          In-the-Money Options at End
                             Fiscal 1995                  of Fiscal 1995(1)
        Name          Exercisable   Unexercisable    Exercisable   Unexercisable

        Mr. Kaysen       89,000        41,000          $85,250        $33,500

        Mr. Wingrove     71,000        34,000          $55,250        $24,750

(1) Represents the difference between $2.625 (the last sale price at 6/30/95) and the exercise price multiplied by the number of shares.


COMPENSATION OF DIRECTORS

     Directors who are not also officers or employees of the Company are entitled to receive an option to purchase 2,500 shares under the Company's 1988 Restated Stock Option Plan on July 1 of each year and are reimbursed for their expenses in attending board meetings. The Company adopted a policy of paying directors fees of $1,000 per quarter effective July 1, 1994.

LONG-TERM INCENTIVE PLAN AWARDS

     Other than its 1988 Restated Stock Option Plan and 1993 Employee Stock Purchase Plan, the Company does not maintain any long-term incentive plan.


                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed, upon recommendation of its Audit Committee, Arthur Andersen LLP as its independent public accountants for the fiscal year ending June 30, 1995 and recommends that shareholders ratify such appointment. Arthur Andersen LLP has served as the Company's independent public accountants since June 1992. Arthur Andersen LLP has no relationship with the Company other than arising from its employment as independent public accountants. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to questions from shareholders. The affirmative vote of a majority of the shares of the Company's Common Stock represented at the Annual Meeting is required to ratify this appointment.


                     PROPOSALS FOR THE NEXT ANNUAL MEETING

     Any proposal by a shareholder to be presented at the next Annual Meeting must be received at the Company's principal executive offices, 1811 Old Highway 8, New Brighton, Mn 55112, no later than June 28, 1996.

                                      BY ORDER OF THE BOARD OF DIRECTORS




                                      William R. Hibbs
                                      Secretary

Dated:  October 10, 1995







                               REHABILICARE INC.
                 Proxy for the 1995 Annual Shareholders Meeting
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David B. Kaysen and W. Glen Winchell, and each of them, with power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Rehabilicare Inc., to be held on November 16, 1995, and at all adjournments thereof, as specified below on the matters referred to, and, in their discretion, upon any other matters which may be brought before the meeting:


1.   ELECTION OF DIRECTORS:

        [ ] FOR all nominees (except            [ ]  WITHHOLD AUTHORITY
            as marked to the contrary below)         to vote for all nominees

     To withhold authority for a specific nominee, place a line through his name below:
           Robert C. Wingrove, Robert K. Anderson, Anthony R. Gette,
              William R. Hibbs, David B. Kaysen, Donn O. Berkeland


2.   RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS:

                     [ ] FOR    [ ] AGAINST     [ ] ABSTAIN


3. TO VOTE WITH DISCRETIONARY AUTHORITY ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.



     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for all directors named in Item 1 and for proposal set forth in Item 2.

     When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                 Dated: __________________, 1995

                                                 _______________________________
                                                            Signature
                                                 _______________________________
                                                     Signature if held jointly


            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.